UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 20, 2022
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
15 Wayside Road, Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 20, 2022, Progress Software Corporation (the “Company”) promoted Ms. YuFan Stephanie Wang to succeed Mr. Stephen H. Faberman as Executive Vice President, Chief Legal Officer and Secretary. Ms. Wang, age 40, joined the Company in May 2022. Prior to joining the Company, Ms. Wang worked from 2014 to 2022 at W. P. Carey Inc. (NYSE: WPC), a publicly-traded real estate investment trust, where she most recently held the role of Senior Vice President and Deputy Chief Legal Officer. Ms. Wang previously practiced in the corporate departments of Clifford Chance US LLP and Proskauer Rose LLP. Ms. Wang will continue to be covered by the same compensatory plans and arrangements as she had been prior to this appointment, including receipt of an annual base salary, participation in the Company’s annual bonus plan and equity grants.
Mr. Faberman is on leave in order to attend to a disability and Ms. Wang will assume his responsibilities. Mr. Faberman will continue to be employed with the company in a non-executive position and his removal from his executive position effective as of September 20, 2022 was not due to any disagreement with the Company or any matters relating to the Company’s operations or financial performance.

Item 7.01. Regulation FD Disclosure
On September 26, 2022, the Company issued a press release announcing the appointment of Ms. Wang to succeed Mr. Faberman, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Progress Software Corporation dated September 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 26, 2022	Progress Software Corporation

		By:	/s/ ANTHONY FOLGER
Anthony Folger
Chief Financial Officer